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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):  March 24, 2004
                                                  ----------------

 Global Wireless Satellite Networks (USA), Inc.
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 (Exact Name of Registrant as Specified in Charter)

 Delaware                                                        13-4105842
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 (State or Other Jurisdiction    (Commission File Number)    (IRS Employer
  of Incorporation)                                          Identification No.)

 PO BOX 2524 STN TERMINAL, Vancouver, B.C. Canada                   V6B 3W8
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 (Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (604) 669-6261
                                                     ---------------


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(Former name or former address, if changed since last report)




                                Table of Contents

                                                           Page

Item 5. Other Events and Regulation FD Disclosure.............1

Signatures....................................................2


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Global Wireless Satellite Networks (USA), Inc.'s (the "Company") acquisition of Global Wireless Satellite Networks, Inc. has been rescinded. On March 24, 2004, the companies agreed it was not in their best interests to proceed.
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Global Wireless Satellite Networks (USA), Inc. did not issue the common shares disclosed previously and the number of shares outstanding of the Company's common stock remain 554,334.

The Company continues to seek, investigate, and, if warranted, acquire one or more properties or businesses, and to pursue other related activities intended to enhance shareholder value.




SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               Global Wireless Satellite Networks (USA), Inc.

                           By: /s/ Scott Kostiuk
                               -------------------------------------
                               Scott Kostiuk
                               Secretary and Treasurer


Dated: March 24, 2004.